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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 13, 2022
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Leafly Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39119	84-2266022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 South Jackson Street, Suite 531 Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)
(206) 455-9504
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	LFLY	The Nasdaq Stock Market LLC
Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LFLYW	The Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The 2022 Annual Meeting of Stockholders of Leafly Holdings, Inc. (the “Company”) was held on July 13, 2022. With respect to the two proposals put before the stockholders, the voting results were as follows:

Proposal 1 – Election of two nominees to the Company’s Board of Directors:

Name	For	Withheld	Broker Non-Votes
Yoko Miyashita	25,054,599	200,587	363,365
Alan Pickerill	25,096,265	158,921	363,365

Proposal 2 – Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For	25,592,985
Votes Against	7,496
Abstentions	18,070

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2022

LEAFLY HOLDINGS, INC.

By:    /s/ Suresh Krishnaswamy
Suresh Krishnaswamy
Chief Financial Officer